EXHIBIT 99.2

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                         WESTWOOD FINANCIAL CORPORATION
                                 700-88 BROADWAY
                              WESTWOOD, NEW JERSEY
                         SPECIAL MEETING OF STOCKHOLDERS

                                FEBRUARY 24, 1998

         The undersigned hereby appoints the Board of Directors of Westwood Financial Corporation ("WFC"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of capital stock of WFC which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Meeting"), to be held at the _____________, _____________, New Jersey, on Tuesday, February 24, 1998 at ____:____ ____.m.
local time, and at any and all adjournments thereof, as follows:

                                                                   FOR            AGAINST            ABSTAIN
                                                                   ---            -------            -------
1.        To consider and vote upon a proposal to approve an
          Agreement and Plan of  Reorganization,  dated
          September 10, 1997 (the "Reorganization  Agreement")
          by and between WFC, Westwood Savings Bank ("WSB"),
          and  Lakeview   Financial  Corp.   ("LFC"),  a
          New  Jersey corporation and the holding  company for
          Lakeview  Savings Bank, a New Jersey  stock   savings
          bank  ("LSB")  and  LSB.   Pursuant  to  the
          Reorganization Agreement, WFC will be merged with
          and into LFC, and as soon as practicable  thereafter,
          WSB will be merged with and into LSB (together, the
          "Merger"). According to the terms of the Reorganization
          Agreement,  shareholders of WFC may elect, subject to
          certain election and  allocation  procedures,  to
          exchange  their  shares of WFC common stock for $29.25,
          payable in the  aggregate  form of 50% cash and 50%
          LFC common stock.                                        |_|               |_|              |_|




         The Board of Directors recommends a vote "FOR" the above listed proposition.

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THIS  SIGNED  PROXY  WILL BE  VOTED  AS  DIRECTED,  BUT IF NO  INSTRUCTIONS  ARE
SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of WFC at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of WFC of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from WFC prior to the execution of this proxy of Notice of the Meeting, and a Proxy Statement dated January 23, 1998.


                                                Please check here if you
Dated:                              , 1998      plan to attend the Meeting  |_|
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PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE  COMPLETE,  DATE,  SIGN AND MAIL  THIS  PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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